UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 26, 2026

JEFFERIES FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-284-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $1.00 per share	JEF	New York Stock Exchange
4.850% Senior Notes Due 2027	JEF 27A	New York Stock Exchange
5.875% Senior Notes Due 2028	JEF 28	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF 32A	New York Stock Exchange
6.200% Senior Notes Due 2034	JEF 34	New York Stock Exchange
5.500% Senior Notes Due 2036	JEF 36	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On March 26, 2026, Jefferies Financial Group Inc. (the “Company”, “we” or “our”) held its Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved an amendment and restatement of the Certificate of Incorporation of the Company (the “Restated Certificate of Incorporation”) to increase the number of authorized shares of the existing class of non-voting common stock, par value $1.00 per share.  On March 27, 2026, the Company delivered the Restated Certificate of Incorporation to the Department of State of the State of New York for filing.  The description of the amendment and restatement effected by the Restated Certificate of Incorporation is incorporated herein by reference to the text of the section titled “Proposal 4: Amendment and Restatement of the Certificate of Incorporation” of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 23, 2026.  Such description is qualified in its entirety by the full text of the Restated Certificate of Incorporation, which has been filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The Restated Certificate of Incorporation was effective as of the filing with the Department of State of the State of New York on March 27, 2026.
Item 5.07	Submission of Matters to a Vote of Security Holders
Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders at the Annual Meeting.

Our director nominees were elected to our Board of Directors and received the following votes:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Linda L. Adamany	149,862,077	12,148,486	476,831	19,736,294
Robert D. Beyer	154,115,324	7,878,466	493,604	19,736,294
Matrice Ellis Kirk	158,388,284	3,586,069	513,041	19,736,294
Brian P. Friedman	160,822,258	1,406,374	258,762	19,736,294
MaryAnne Gilmartin	155,034,068	6,939,810	513,516	19,736,294
Richard B. Handler	160,877,951	1,348,999	260,444	19,736,294
Yoshihiro Hyakutome	160,943,629	1,162,789	380,976	19,736,294
Thomas W. Jones	159,661,357	2,299,873	526,164	19,736,294
Jacob M. Katz	159,628,315	2,369,202	489,877	19,736,294
Michael T. O’Kane	153,460,758	8,533,751	492,885	19,736,294
Joseph S. Steinberg	158,549,326	3,626,220	311,848	19,736,294
Melissa V. Weiler	154,333,178	7,676,007	478,209	19,736,294

Our shareholders approved, on a non-binding advisory basis, our executive-compensation program.  Voting results were as follows:
Number of Shares
For	142,257,066
Against	19,633,316
Abstain	597,012
Broker Non-Votes	19,736,294

Our shareholders ratified the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending November 30, 2026.  Voting results were as follows:
Number of Shares
For	181,007,063
Against	844,926
Abstain	371,699

Our shareholders approved the Restated Certificate of Incorporation to increase the number of authorized shares of the existing class of non-voting common stock, par value $1.00 per share.  Voting results were as follows:

Number of Shares
For	181,470,620
Against	471,274
Abstain	281,794

In connection with the Annual Meeting, we also solicited proxies with respect to the adjournment of the Annual Meeting for the purpose of soliciting additional proxies if there were insufficient votes at the Annual Meeting to approve the Restated Certificate of Incorporation (the “Adjournment Proposal”).  As there were sufficient votes at the time of the Annual Meeting to approve the Restated Certificate of Incorporation, the Adjournment Proposal was unnecessary and such proposal was not submitted to the shareholders for approval at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Restated Certificate of Incorporation of Jefferies Financial Group Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2026	JEFFERIES FINANCIAL GROUP INC.

/s/ Michael J. Sharp
Michael J. Sharp
Executive Vice President and General Counsel